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EXHIBIT 10.4 - THE MERCHANTS NATIONAL BANK OF HILLSBORO, OHIO EXECUTIVE
               INVESTMENT PLAN


                           THE MERCHANTS NATIONAL BANK
                               OF HILLSBORO, OHIO
                            EXECUTIVE INVESTMENT PLAN

                         EFFECTIVE AS OF JANUARY 1, 1997




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                                TABLE OF CONTENTS
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         ARTICLE                                                                                   PAGE
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         ARTICLE I

             PURPOSE..................................................................................1

         ARTICLE II

             DEFINITIONS AND CONSTRUCTION.............................................................1

         ARTICLE III

             OPTION GRANT.............................................................................3

         ARTICLE IV

             OPTION EXERCISE..........................................................................5

         ARTICLE V

             AMENDMENT OR TERMINATION.................................................................7

         ARTICLE VI

             ADMINISTRATION...........................................................................8

         ARTICLE VII

             TRUST PROVISIONS........................................................................10

         ARTICLE VIII

             MISCELLANEOUS PROVISIONS................................................................10

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                           THE MERCHANTS NATIONAL BANK
                               OF HILLSBORO, OHIO
                            EXECUTIVE INVESTMENT PLAN

                                    ARTICLE I

                                     PURPOSE

         1.1 PURPOSE. The purpose of the Plan is to provide additional compensation to certain key individuals, commensurate with their contributions to the success of the Employer, in a form that will provide incentives and rewards for superior performance, encourage the recipients to continue in the employment of the Employer, and allow the recipients to diversify their investment portfolios.

         1.2 INTENT. The Plan is intended to be an unfunded plan maintained by the Employer primarily for a select group of management or highly compensated employees within the meaning of ERISA. The Plan is also intended to be a nonqualified stock option plan within the meaning of section 83 of the Code.

                                   ARTICLE II

                          DEFINITIONS AND CONSTRUCTION

         2.1 DEFINITIONS. As used herein, the following capitalized words and phrases shall have the respective meanings set forth below:

                  "BENEFICIARY" means the person or persons designated by a Participant, pursuant to Section 3.7, to exercise an Option after the Participant's death.

                  "BOARD OF DIRECTORS" or "BOARD" means the board of directors of the Employer.

                  "CHANGE OF CONTROL" means any change in (a) the effective control of the Employer, or (b) the ownership of a substantial portion of the assets of the Employer, as defined under section 280G of the Code, except as otherwise provided by written agreement executed by the Employer and a Participant prior to such Change of Control.

                  "CODE" means the Internal Revenue Code of 1986, any amendments thereto, and any regulations or rulings issued thereunder.

                  "COMMITTEE" means the Salary & Personnel Committee appointed in accordance with Section 6.1.

                  "EFFECTIVE DATE" means January 1, 1997.



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                  "EMPLOYEE" means any individual who is employed by the
         Employer.

                  "EMPLOYER" means The Merchants National Bank of Hillsboro, Ohio, and any successor thereto.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, any amendments thereto, and any regulations or rulings issued thereunder.

                  "EXERCISE PERIOD" means the period during which a Participant may exercise an Option, as determined under Section 4.1.

                  "EXERCISE PRICE" means the price to be paid by a Participant to exercise an Option, as determined under Section 3.3.

                  "FAIR MARKET VALUE" means the closing price of a share of Stock reflected in the consolidated trading tables of The Wall Street Journal (presently the NYSE-Composite Transactions), or other recognized market source, as determined by the Committee, on the applicable date of reference hereunder, or if there is no sale on such date, then the closing price on the last previous day on which a sale is reported.

                  "GRANT DATE" means, with respect to any Option, the date on which the Option Agreement is executed by the Employer and the Participant.

                  "OPTION" means the right of a Participant, granted by the Employer in accordance with Section 3.2, to purchase Stock from the Employer at the Exercise Price.

                  "OPTION AGREEMENT" means an agreement setting forth the terms of an Option executed by the Employer and a Participant pursuant to
         Section 3.2.

                  "PARTICIPANT" means any Employee who has been granted Options in accordance with the Plan and whose Options have not been exercised in full.

                  "PLAN" means The Merchants National Bank of Hillsboro, Ohio Executive Investment Plan, as set forth herein and from time to time amended.

                  "STOCK" means shares of common or preferred stock of a corporation listed on a national securities exchange or shares of a regulated investment company designated by the Committee as subject to purchase through the exercise of an Option.

                  "TERMINATION OF EMPLOYMENT" means an Employee's separation from the service of the Employer (including all subsidiaries and affiliates of the Employer) by reason of resignation, discharge, death or other termination, or upon the Committee's determination that the Employee is unable to continue to perform his regular duties on account of disability. The Committee may, in its discretion, determine whether any leave or other absence from service constitutes a Termination of Employment for purposes of the Plan.



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                  "TRUST" means the trust that may be established pursuant to
         Article VII to hold the Stock that is subject to purchase through the exercise of an Option.

                  "TRUST AGREEMENT" means an agreement setting forth the terms of the Trust established pursuant to Article VII.

                  "TRUST FUND" means the Stock subject to an Option that is held in the Trust.

                  "TRUSTEE" means the persons or institution acting as trustee of the Trust.

         2.2 HEADINGS. The headings of Articles, Sections and Paragraphs are solely for convenience of reference. If there is any conflict between such headings and the text of this Plan, the text shall control.

         2.3 GENDER. Unless the context clearly requires a different meaning, all pronouns shall refer indifferently to persons of any gender.

         2.4 SINGULAR AND PLURAL. Unless the context clearly requires a different meaning, singular terms shall also include the plural and vice versa.

                                   ARTICLE III

                                  OPTION GRANT

         3.1 ELIGIBILITY. Options may be granted to any Employee selected by the Committee from the executive officers and other key employees of the Employer who occupy senior managerial or professional positions and who have the capability of making a substantial contribution to the success of the Employer. In making this selection and in determining the form and amount of Options, the Committee shall consider any factors that it deems relevant, including the individual's functions, responsibilities, value of services to the Employer and past and potential contributions to the Employer's profitability and growth.

         3.2 GRANT OF OPTIONS. Options may be granted by the Committee at any time on or after the Effective Date and prior to the termination of the Plan. Options shall become effective upon the execution by Employer and the Participant of an Option Agreement specifying the Stock, the number of shares subject to the Option, the Exercise Price, and such other terms and in such form as the Committee may from time to time determine in accordance with the Plan.

         3.3 EXERCISE PRICE. The Exercise Price shall be initially determined by the Committee based upon the Fair Market Value of the Stock on the Grant Date. The Exercise Price shall be subsequently adjusted in the following manner, or as otherwise provided in the Option Agreement:

              (a) The Employer agrees that all income, including dividends and other cash distributions received, with respect to the Stock shall be reinvested in Stock of the same kind and that such additional Stock shall become subject to the same Option. On the last day of each calendar year, on the date any Option (or portion thereof) is exercised, or on






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         any other date determined by the Committee, the Committee shall adjust the Exercise Price to maintain a 25% ratio to the Fair Market Value of the Stock.

              (b) In the event of a stock dividend, stock split, reverse stock split, rights offering, return of capital distribution, recapitalization or similar transaction that materially affects the Fair Market Value of the Stock, the Committee shall adjust the Exercise Price so that it retains the same ratio to the Fair Market Value of the Stock as existed immediately before such transaction.

         3.4 CONDITIONS OF GRANT. As a condition to the grant of a Stock Option, the Committee may, in its discretion, require a Participant to enter into one or more of the following agreements with the Employer on or before the Grant Date:

                  (a) A covenant not to compete with the Employer, which shall become effective on the date of Termination of Employment of the Participant with the Employer and which shall contain such terms and conditions as may be required by the Committee.

                  (b) An agreement to remain in the employ of the Employer for at least six months after the Grant Date of an Option.

         3.5 STOCK MAY BE HELD IN TRUST. Upon the grant of an Option, the Employer may acquire the Stock and may contribute it to a Trust as soon as practicable after the Grant Date. At the time contributed to the Trust, the Stock shall not be subject to any security interest, whether or not perfected, or to any option or contract under which any other person may acquire any interest in it, except as otherwise provided in Section 7.2.

         3.6 SUBSTITUTION OF ASSETS. The Committee may, in its discretion, after consultation with the Participant, substitute Stock of equal Fair Market Value for any Stock subject to purchase through the exercise of an Option.

         3.7 DESIGNATION OF BENEFICIARY. As soon as practicable after the grant of an Option, the Participant shall designate one or more Beneficiaries and successor Beneficiaries, and may change a Beneficiary designation at any time, by filing the prescribed form with the Committee. The consent of the Participant's current Beneficiary shall not be required for a change of Beneficiary. No Beneficiary shall have any rights under the Plan or an Option Agreement during the lifetime of the Participant, except as may otherwise be provided in Section 3.9.

                  (a) The Beneficiary of a Participant who dies without having designated a Beneficiary in accordance with this Section 3.7 and who is lawfully married on the date of death shall be the Participant's surviving spouse.

                  (b) The Beneficiary of any other Participant who dies without having designated a Beneficiary in accordance with this Section 3.7 shall be the Participant's estate.

         3.8 GENERAL NON-TRANSFERABILITY. No Option granted under this Plan may be transferred, assigned, or alienated (whether by operation of law or otherwise), except as provided





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herein, and no Option shall be subject to execution, attachment or similar process. An Option may be exercised only by the Participant (the Participant's Beneficiary pursuant to Section 3.7, or the Participant's assignee pursuant to
Section 3.9).

         3.9 PERMITTED TRANSFERS. Notwithstanding the provisions of Section 3.8, a Participant may at any time prior to death, assign all or any portion of an Option to:

                  (a)  the Participant's spouse or lineal descendants,

                  (b) the trustee of a trust for the primary benefit of the Participant's spouse or lineal descendants,

                  (c) a partnership of which the Participant's spouse and lineal descendants are the only partners, or

                  (d) a tax exempt organization as described in Section 501(c)(3) of the Code.

         Any such assignment shall be permitted only if an assignment is expressly permitted in the Option Agreement, or approved in writing by the Committee, and the Participant receives no consideration for the assignment. Any such assignment shall be evidenced by an appropriate written document executed by the Participant, and delivered to the Committee on or before the effective date of the assignment. In the event of such assignment, the spouse, lineal descendant, trustee, partnership or tax exempt organization shall be entitled to all of the rights of the Participant with respect to the assigned portion of the Option, and such portion of the Option, shall continue to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth in the Plan and the Option Agreement.

                                   ARTICLE IV

                                 OPTION EXERCISE

         4.1 EXERCISE PERIOD. A Participant may exercise all or any portion of an Option at any time during the period beginning six months after the Grant Date and ending on the earliest of -

                  (a) one month after the Participant's Termination of Employment, if such Participant is terminated involuntarily for cause,

                  (b) six months after the Participant's Termination of Employment, if such Participant's employment is voluntarily terminated for any reason not specified in Paragraph (a) or (c), and

                  (c) 5 years after the Participant's Termination of Employment upon attainment of age 60 or older, death or disability (as determined pursuant to Section 2.1, Termination of Employment).

         Notwithstanding the foregoing, an Option may not be exercised by a Participant for a period of six months following the date of a substitution of Stock pursuant to Section 3.6.



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         4.2 OPTION EXERCISE. A Participant (the Participant's Beneficiary
pursuant to Section 3.7, or the Participant's assignee pursuant to Section 3.9) may exercise all or any portion of an Option by giving written notice to the Committee and tendering full payment of the Exercise Price by bank certified or cashiers check on or before the date of exercise. As provided in the Option Agreement, or with the prior written consent of the Committee, the Participant may tender payment in whole or in part through the surrender of previously acquired Stock valued at Fair Market Value on the date of exercise.

         4.3 DELIVERY OF STOCK. On the date of exercise, or as soon as practicable thereafter (but in no event later than five business days after the date of exercise), the Employer shall deliver or cause to be delivered the Stock then being purchased to the Participant (the Participant's Beneficiary pursuant to Section 3.7, or the Participant's assignee pursuant to Section 3.9). In the event that the listing, registration or qualification of the Option or the Stock on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the exercise of the Option, then the Option shall not be exercised in whole or in part until such listing, registration, qualification, consent or approval has been effected or obtained.

         4.4 TAX WITHHOLDING. Whenever Stock is to be delivered upon exercise of an Option under the Plan, the Employer shall require as a condition of such delivery (a) the cash payment by the Participant of an amount sufficient to satisfy all federal, state and local tax withholding requirements related thereto, (b) the withholding of such amount from any Stock to be delivered to the Participant, (c) the withholding of such amount from compensation otherwise due to the Participant, or (d) any combination of the foregoing, at the election of the Participant with the consent of the Employer. Such election shall be made before the date on which the amount of tax to be withheld is determined by the Employer, and such election shall be irrevocable.

         4.5 ADDITIONAL WITHHOLDING. With the consent of the Employer, the Participant may elect a greater amount of withholding, not to exceed the estimated amount of the Participant's total tax liability with respect to the delivery of Stock under the Plan. Such election shall be made at the same time and in the same manner as provided under Section 4.4.

         4.6 FAILURE TO EXERCISE. No Option shall be exercised, in whole or in part, after the end of the Exercise Period, and the Employer shall have no obligation to deliver or cause to be delivered to the Participant (or the Participant's Beneficiary or Assignee) the Stock subject to such Option.

                                    ARTICLE V

                            AMENDMENT OR TERMINATION

         5.1 PLAN AMENDMENT. The Board may, from time to time in its discretion, amend any provision of the Plan, in whole or in part, with respect to any Participant or group of Participants. Such amendment shall be effective as of the date specified therein and shall be binding upon the

Committee, all Participants and Beneficiaries, and all other persons claiming an interest under the Plan.

         5.2 PLAN TERMINATION. The Plan shall terminate on the tenth anniversary of the Effective Date or such earlier date as the Board may determine in its discretion. Such termination shall be effective as of the date determined by the Board and shall be binding upon the Committee, all Participants and Beneficiaries, and all other persons claiming an interest under the Plan. Options shall continue to be exercisable after the effective date of such termination, and may be exercised in accordance with Article IV, but no new Options shall be granted.

         5.3 AMENDMENT OF OPTIONS. An Option may be amended by the Committee at any time if the Committee determines that an amendment is necessary or advisable as a result of:

                  (a) any addition to or change in the Code or ERISA, a federal or state securities law or any other law or regulation, which occurs after the Grant Date and by its terms applies to the Option,

                  (b) any substitution of stock held in Trust pursuant to
         Section 3.6,

                  (c) any Plan amendment pursuant to Section 5.1, or Plan termination pursuant to Section 5.2, provided that the amendment does not materially affect the terms, conditions and restrictions applicable to the Option, or

                  (d) any circumstances not specified in Paragraphs (a), (b), or
         (c), with the consent of the Participant.

         5.4 CHANGE OF CONTROL. Notwithstanding any other provision of the Plan or an Option Agreement, in the event of a Change of Control:

                  (a) the Participant shall not be required to remain in the employ of the Employer,

                  (b) the Exercise Period under Section 4.1 shall not end prior to six months after such Change of Control,

                  (c) an Option Agreement shall not be amended by the Committee under Section 5.3 for any reason without the consent of the Participant,

                  (d) an Option may be terminated by the Committee on any date after a Change of Control, in its sole discretion and without the consent of the Participant, if the Committee makes a cash payment to the Participant on such date in an amount equal to the Fair Market Value of the Stock subject to such Option, reduced by the Exercise Price, and multiplied by the number of shares subject to such Option, and
                  (e) all Stock subject to an Option as of the date of a Change in Control shall, as soon as possible, but in no event longer than 30 days following a Change of Control, be irrevocably contributed by the Employer to a Trust established by the Employer pursuant to Section 7.1.

                                   ARTICLE VI

                                 ADMINISTRATION

         6.1 THE COMMITTEE. The Plan shall be administered by a Committee consisting of one or more persons appointed by the Board of Directors. The Committee shall act by a majority of its members at the time in office and may take action either by vote at a meeting or by consent in writing without a meeting.

                  (a) The Board may remove any member of the Committee at any time, with or without cause, and may fill any vacancy. If a vacancy occurs, the remaining member or members of the Committee shall have full authority to act.

                  (b) Any member of the Committee may resign by written resignation delivered to the Board. Any such resignation shall become effective upon its receipt by the Board or on such other date as agreed to by the Board and the resigning member.

         6.2 POWERS OF THE COMMITTEE. In carrying out its duties with respect to the general administration of the Plan, the Committee shall have, in addition to any other powers conferred by the Plan or by law, the following powers:

                  (a) to determine eligibility to participate in the Plan and eligibility to receive Options;

                  (b) to grant Options, and to determine the form, amount and timing of such Options;

                  (c) to determine the terms and provisions of the Option Agreements, and to modify such Option Agreements as provided in Section 5.3;

                  (d) to substitute stock held in Trust as provided in Section 3.6;

                  (e) to maintain all records necessary for the administration of the Plan;

                  (f) to prescribe, amend, and rescind rules for the administration of the Plan to the extent not inconsistent with the terms thereof;

                  (g) to appoint such individuals and subcommittees as it deems desirable for the conduct of its affairs and the administration of the Plan;

                  (h) to employ counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan; and




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                  (i) to perform any other acts necessary and proper for the conduct of its affairs and the administration of the Plan, except those reserved by the Board.

         6.3 DETERMINATIONS BY THE COMMITTEE. The Committee shall interpret and construe the Plan and the Option Agreements, and its interpretations and determinations shall be conclusive and binding on all Participants, Beneficiaries and any other persons claiming an interest under the Plan or any Option Agreement. The Committee's interpretations and determinations under the Plan and the Option Agreements need not be uniform and may be made by it selectively among Participants, Beneficiaries and any other persons whether or not they are similarly situated.

         6.4 INDEMNIFICATION OF THE COMMITTEE. The Employer shall indemnify and hold harmless each member of the Committee against any and all expenses and liabilities arising out of such member's action or failure to act in such capacity, excepting only expenses and liabilities arising out of such member's own willful misconduct or gross negligence.

                  (a) Expenses and liabilities against which a member of the Committee is indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees and related charges reasonably incurred in connection with a claim asserted or a proceeding brought against him or the settlement thereof.

                  (b) This right of indemnification shall be in addition to any other rights to which any member of the Committee may be entitled.

                  (c) The Employer may, at its own expense, settle any claim asserted or proceeding brought against any member of the Committee when such settlement appears to be in the best interests of the Employer.

         6.5 EXPENSES OF THE COMMITTEE. The members of the Committee shall serve without compensation for services as such. All expenses of the Committee shall be paid by the Employer.

                                   ARTICLE VII

                                TRUST PROVISIONS

         7.1 ESTABLISHMENT OF THE TRUST. A Trust shall be established to hold all Stock contributed by the Employer pursuant to Section 3.5 in the case of a Change of Control. Except as otherwise provided in Section 7.2, and the Trust Agreement, the Trust shall be irrevocable and no portion of the Trust Fund shall be used for any purpose other than the delivery of Stock pursuant to the exercise of an Option, and the payment of expenses of the Plan and Trust.

         7.2 TRUST STATUS. The Trust is intended to be a grantor trust, within the meaning of section 671 of the Code, of which the Employer is the grantor, and this Plan is to be construed in accordance with that intention. Notwithstanding any other provision of this Plan, the Trust Fund shall remain the property of the Employer and shall be subject to the claims of its creditors in the event of its bankruptcy or insolvency. No Participant shall have any priority claim on the Trust Fund or any security interest or other right superior to the rights of a general creditor of the Employer.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         8.1 GOVERNING LAW. Except to the extent preempted by federal law, the construction and operation of the Plan shall be governed by the laws of the State of Ohio without regard to the choice of law principles of such state.

         8.2 SEVERABILITY. If any provision of this Plan is held illegal or invalid by any court or governmental authority for any reason, the remaining provisions shall remain in full force and effect and shall be construed and enforced in accordance with the purposes of the Plan as if the illegal or invalid provision did not exist.

         8.3 NO OBLIGATION TO EXERCISE. The granting of an Option shall impose no obligation upon a Participant to exercise such Option.

         8.4 NO RIGHTS OF SHAREHOLDER. Neither the Participant, a Beneficiary nor any assignee shall be, or shall have any of the rights and privileges of, a stockholder with respect to any Stock purchasable or issuable upon the exercise of an Option, prior to the date of exercise of such Option.

         8.5 NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in the Plan shall be deemed to give any person the right to be retained in the employ of the Employer, or to interfere with the right of the Employer to discharge any person at any time without regard to the effect that such discharge shall have upon such person's rights or potential rights, if any, under the Plan. The provisions of the Plan are in addition to, and not a limitation on, any rights that a Participant may have against the Employer by reason of any employment or other agreement with the Employer.

         8.6 NOTICES. Unless otherwise specified in an Option Agreement, any notice to be provided under the Plan to the Committee shall be mailed (by certified mail, postage prepaid) or delivered to the Committee in care of the Employer at its executive offices, and any notice to the Participant shall be mailed (by certified mail, postage prepaid) or delivered to the Participant at the current address shown on the payroll records of the Employer. No notice shall be binding on the Committee until received by the Committee, and no notice shall be binding on the Participant until received by the Participant.

         IN WITNESS WHEREOF, THE MERCHANTS NATIONAL BANK OF HILLSBORO, OHIO has caused these presents to be executed by its duly authorized officer and its corporate seal to be hereunto affixed by authority of its Board of Directors on this _____day of _____________ 199__.

                                             THE MERCHANTS NATIONAL BANK
                                             OF HILLSBORO, OHIO

         [Corporate Seal]

                                             By _______________________________